Exhibit 99.1
                                  ------------
                CSC Computational Materials dated March 17, 2005



Countrywide Securities Corporation
(LOGO Omitted)


                                                                                                        Computational Materials for
                                                                               Countrywide Asset-Backed Certificates, Series 2005-2

-----------------------------------------------------------------------------------------------------------------------------------
           Subordinate Corridor Contract Agreement Schedule and Strike Rates
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Period    Notional Schedule    Cap Strike       Cap Ceiling                  Notional Schedule     Cap Strike (%)   Cap Ceiling (%)
                 ($)               (%)              (%)           Period             ($)
-----------------------------------------------------------------------------------------------------------------------------------
   1           198,000,000      7.98032%           8.25000%          41        123,804,965           8.28937%         10.10825%
   2           198,000,000      6.88277%           8.25000%          42        107,939,315           9.11285%         10.00875%
   3           198,000,000      6.65305%           8.25000%          43         96,840,781           9.25000%          9.79668%
   4           198,000,000      6.88534%           8.24941%          44         92,444,744           9.11236%          9.99502%
   5           198,000,000      6.65497%           8.24944%          45         88,482,897           9.40621%          9.98355%
   6           198,000,000      6.65624%           8.24945%          46         84,900,083           9.07938%          9.99025%
   7           198,000,000      6.88651%           8.24943%          47         81,650,213           9.07377%          9.96180%
   8           198,000,000      6.65606%           8.24945%          48         78,694,642           9.50000%          9.50000%
   9           198,000,000      6.88653%           8.24944%          49         76,005,952           9.50000%         10.57794%
  10           198,000,000      6.65811%           8.24913%          50         73,550,364           9.50000%         10.24661%
  11           198,000,000      6.65769%           8.24912%          51         71,303,263           9.50000%         10.60793%
  12           198,000,000      7.39004%           8.24883%          52         69,243,362           9.50000%         10.27415%
  13           198,000,000      6.65012%           8.24891%          53         67,249,726           9.50000%         10.62503%
  14           198,000,000      6.87958%           8.24887%          54         65,315,140           9.50000%          9.88732%
  15           198,000,000      6.64957%           8.24891%          55         63,441,571           9.50000%          9.50000%
  16           198,000,000      6.88151%           8.24850%          56         61,623,447           9.74658%         10.13032%
  17           198,000,000      6.65084%           8.24855%          57         59,858,914          10.00000%         10.02961%
  18           198,000,000      6.65146%           8.24792%          58         58,146,354           9.72259%         10.13768%
  19           198,000,000      6.88116%           8.24782%          59         56,484,200           9.71327%         10.14064%
  20           198,000,000      6.65190%           8.24792%          60         54,870,946          10.00000%         10.00000%
  21           198,000,000      6.88365%           8.24786%          61         53,306,122           9.71927%         10.22060%
  22           198,000,000      6.66196%           8.24755%          62         51,786,703          10.00000%         10.13638%
  23           198,000,000      6.78738%           8.24736%          63         50,311,827           9.69431%         10.23122%
  24           198,000,000      7.76262%           8.24624%          64         48,880,157          10.00000%         10.17332%
  25           198,000,000      6.98280%           9.24643%          65         47,490,394           9.67064%         10.24346%
  26           198,000,000      7.21065%           9.24618%          66         46,141,281           9.67294%         10.26330%
  27           198,000,000      6.95849%           9.24623%          67         44,831,600           9.99139%         10.21990%
  28           198,000,000      7.19056%           9.24469%          68         43,560,168           9.64816%         10.27461%
  29           198,000,000      6.99957%           9.24395%          69         42,225,802           9.96475%         10.23099%
  30           198,000,000      7.09088%           9.24234%          70         40,860,420           9.62237%         10.28549%
  31           198,000,000      7.32782%           9.24170%          71         39,534,817           9.61072%         10.29228%
  32           198,000,000      7.07498%           9.24175%
  33           198,000,000      7.31041%           9.24088%
  34           198,000,000      7.06056%           9.23753%
  35           198,000,000      7.10819%           9.21652%
  36           198,000,000      8.84868%           9.17725%
  37           198,000,000      8.30846%          10.17888%
  38           183,348,984      8.58542%          10.17406%
  39           161,715,662      8.29231%          10.17374%
  40           141,633,295      8.56993%          10.16533%
-----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Countrywide Securities Corporation
(LOGO Omitted)

                                                                                                        Computational Materials for
                                                                               Countrywide Asset-Backed Certificates, Series 2005-2

-----------------------------------------------------------------------------------------------------------------------------------
                                  Class 1-A Corridor Contract Agreement Schedule and Strike Rates
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Period    Notional Schedule    Cap Strike       Cap Ceiling                  Notional Schedule     Cap Strike (%)   Cap Ceiling (%)
                 ($)               (%)              (%)           Period             ($)
-----------------------------------------------------------------------------------------------------------------------------------
   1           430,360,000      7.72914%           9.75000%          41         79,435,573           8.21191%         9.65346%
   2           426,344,062      6.66529%           9.75000%          42         79,435,573           9.12024%         9.50415%
   3           421,240,018      6.44226%           9.75000%          43         78,129,207           9.46784%         9.48432%
   4           415,051,213      6.66539%           9.75000%          44         74,393,009           9.14207%         9.48874%
   5           407,787,491      6.44238%           9.75000%          45         71,038,702           9.44317%         9.47642%
   6           399,465,359      6.44491%           9.75000%          46         68,017,498           9.12150%         9.48250%
   7           390,109,198      6.66871%           9.75000%          47         65,288,529           9.11667%         9.47088%
   8           379,748,983      6.44562%           9.75000%          48         62,817,422          10.85809%        10.85809%
   9           368,421,517      6.66892%           9.75000%          49         60,580,359           9.79902%        10.20781%
  10           356,175,168      6.44585%           9.75000%          50         58,547,083          10.12257%        10.19009%
  11           343,141,120      6.44564%           9.75000%          51         56,696,032           9.77842%        10.20897%
  12           329,407,190      7.16050%           9.74991%          52         55,007,545          10.10472%        10.19084%
  13           316,054,425      6.44393%           9.74992%          53         53,375,540           9.76449%        10.20156%
  14           303,120,993      6.66730%           9.74992%          54         51,792,966           9.81948%         9.81948%
  15           290,593,643      6.44440%           9.74992%          55         50,261,751          10.15045%        10.15045%
  16           278,459,550      6.66779%           9.74992%          56         48,776,919           9.80646%         9.80646%
  17           266,706,298      6.44488%           9.74992%          57         47,336,855          10.13285%        10.13285%
  18           255,321,861      6.44672%           9.74912%          58         45,940,186           9.78946%         9.78946%
  19           244,284,728      6.67067%           9.74914%          59         44,585,587           9.78197%         9.78197%
  20           233,594,555      6.44758%           9.74919%          60         43,271,777          10.88309%        10.88309%
  21           223,240,313      6.67101%           9.74920%          61         41,998,987           9.79822%         9.91797%
  22           213,211,353      6.45220%           9.74926%          62         40,764,507          10.12394%        10.12394%
  23           203,477,582      6.48839%           9.74930%          63         39,567,087           9.78030%         9.92744%
  24           193,867,255      7.55920%           9.74810%          64         38,405,593          10.10537%        10.10537%
  25           182,753,213      6.79586%           9.74804%          65         37,278,929           9.76280%         9.93767%
  26           172,101,506      7.01882%           9.74802%          66         36,186,030           9.77089%         9.95943%
  27           161,928,179      6.77320%           9.74813%          67         35,125,868          10.09617%        10.09617%
  28           152,221,431      6.99779%           9.74803%          68         34,097,442           9.75309%         9.96987%
  29           143,093,674      6.76714%           9.74654%          69         33,099,785          10.07683%        10.07683%
  30           134,485,969      6.90788%           9.74415%          70         32,131,958           9.73433%         9.97969%
  31           126,349,092      7.13797%           9.74367%          71         31,193,053           9.72540%         9.98517%
  32           118,634,847      6.88994%           9.74398%
  33           111,305,761      7.11947%           9.74387%
  34           104,329,903      6.87722%           9.74291%
  35            97,667,093      6.91227%           9.73674%
  36            91,206,288      8.71694%           9.67478%
  37            79,435,573      8.20525%           9.67702%
  38            79,435,573      8.48470%           9.67254%
  39            79,435,573      8.20118%           9.67285%
  40            79,435,573      8.48361%           9.66641%
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Countrywide Securities Corporation
(LOGO Omitted)

                                                                                                        Computational Materials for
                                                                               Countrywide Asset-Backed Certificates, Series 2005-2


-----------------------------------------------------------------------------------------------------------------------------------
                                  Class 2-A Corridor Contract Agreement Schedule and Strike Rates
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Period    Notional Schedule    Cap Strike       Cap Ceiling                  Notional Schedule     Cap Strike (%)   Cap Ceiling (%)
                 ($)               (%)              (%)           Period             ($)
-----------------------------------------------------------------------------------------------------------------------------------
   1           544,040,000      8.17902%           8.75000%          41        106,739,044           8.34837%         10.07380%
   2           538,586,039      7.05481%           8.75000%          42        106,739,044           9.10728%         10.01220%
   3           531,783,263      6.81979%           8.75000%          43        104,987,905           9.42619%          9.99535%
   4           523,638,790      7.05934%           8.74895%          44        100,411,597           9.09035%          9.99968%
   5           514,115,135      6.82314%           8.74900%          45         96,274,413           9.37893%          9.98879%
   6           503,301,906      6.82341%           8.74901%          46         92,520,840           9.04841%          9.99594%
   7           491,229,142      7.05881%           8.74899%          47         89,104,602           9.04234%          9.95515%
   8           477,931,411      6.82254%           8.74903%          48         85,986,991          10.77021%         10.77021%
   9           463,487,726      7.05868%           8.74900%          49         83,139,987           9.70912%         10.91032%
  10           448,047,886      6.82601%           8.74843%          50         80,529,969          10.02155%         10.89836%
  11           431,896,152      6.82543%           8.74843%          51         78,131,956           9.67383%         10.91047%
  12           415,101,385      7.57161%           8.74797%          52         75,925,357           9.99074%         10.90111%
  13           398,760,166      6.81322%           8.74811%          53         73,787,578           9.65354%         10.91453%
  14           382,926,481      7.04750%           8.74805%          54         71,712,026           9.72566%         10.31385%
  15           367,583,865      6.81187%           8.74811%          55         69,700,493          10.05022%         10.26489%
  16           352,716,506      7.05057%           8.74738%          56         67,747,417           9.70347%         10.30013%
  17           338,304,003      6.81377%           8.74747%          57         65,850,910          10.02022%         10.27247%
  18           324,338,421      6.81343%           8.74697%          58         64,009,282           9.67462%         10.30818%
  19           310,801,084      7.04767%           8.74679%          59         62,220,901           9.66405%         10.31253%
  20           297,632,312      6.81352%           8.74690%          60         60,484,195          10.73884%         10.73884%
  21           284,858,049      7.05185%           8.74680%          61         58,798,044           9.66291%         10.43680%
  22           272,446,924      6.82790%           8.74620%          62         57,159,440           9.97797%         10.39858%
  23           258,795,240      7.02389%           8.74583%          63         55,568,005           9.63312%         10.44757%
  24           245,623,221      7.92353%           8.74476%          64         54,022,340           9.94723%         10.40989%
  25           232,045,520      7.13069%           9.24517%          65         52,521,089           9.60526%         10.46054%
  26           218,991,804      7.36240%           9.24472%          66         51,062,936           9.60358%         10.47868%
  27           206,647,647      7.10506%           9.24472%          67         49,646,611           9.91732%         10.44237%
  28           194,954,281      7.34305%           9.24204%          68         48,270,875           9.57410%         10.48994%
  29           183,925,835      7.18343%           9.24189%          69         46,934,525           9.88577%         10.45351%
  30           173,486,895      7.23564%           9.24090%          70         45,636,398           9.54361%         10.50087%
  31           163,596,671      7.47800%           9.24014%          71         44,375,367           9.53020%         10.50825%
  32           154,203,514      7.22135%           9.23997%
  33           145,264,965      7.46145%           9.23851%
  34           136,743,700      7.20559%           9.23328%
  35           128,558,428      7.26317%           9.20053%
  36           120,727,870      8.95290%           9.17921%
  37           106,739,044      8.39010%          10.18035%
  38           106,739,044      8.66443%          10.17524%
  39           106,739,044      8.36317%          10.17444%
  40           106,739,044      8.63637%          10.16447%
-----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                31